UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2015

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 23, 2015, Tenet Healthcare Corporation, a Nevada corporation (“Tenet”), USPI Group Holdings, Inc., a Delaware corporation and the parent of the registrant (“USPI Holdings”), Ulysses JV Holding I LLC, a Delaware limited liability company (“Ulysses Holding I”), Ulysses JV Holding II LLC, a Delaware limited liability company (“Ulysses Holding II”, and together with Ulysses Holding I, the “USPI LLCs”), and BB Blue Holdings, Inc., a Delaware corporation (“NewCo”), entered into a Contribution and Purchase Agreement (the “Contribution and Purchase Agreement”).

Under the terms of the Contribution and Purchase Agreement, at the closing, the USPI LLCs will collectively sell and contribute 100% of the equity interests of USPI Holdings to NewCo in exchange for certain shares of common stock of NewCo (the “USPI Contribution”) and Tenet will sell and contribute certain of the equity interests and other assets which comprise Tenet’s ambulatory surgery center and imaging center businesses to NewCo (the “Tenet Contribution” and together with the USPI Contribution, the “Contributions”). Tenet will also purchase, subject to customary purchase price adjustments, including adjustments for post-signing acquisitions and related transactions, certain shares of NewCo (the “Purchase” and together with the Contributions, the “Contribution and Purchase Transactions”) from the USPI LLCs such that, after giving effect to the Contribution and Purchase Transactions, Tenet will own 50.1% and the USPI LLCs will, in the aggregate, own 49.9% of the fully diluted equity interests of NewCo. The amount of the cash consideration is based upon the respective valuations of USPI Holdings and Tenet’s businesses, with the USPI Contribution being valued at 12.5x 2014 pro forma EBITDA less net debt and the Tiger Contribution being valued at 11.0x 2014 pro forma EBITDA less net debt, in each case, subject to certain adjustments. In connection with the consummation of the Contribution and Purchase Transactions, all indebtedness owed pursuant to that certain Indenture, dated as of April 3, 2012, by and between USPI Finance Corp. and U.S. Bank National Association, will be paid down.

Consummation of the Contribution and Purchase Transactions is subject to certain conditions, including without limitation (i) the completion of an internal reorganization of USPI Holdings, as a result of which, all issued and outstanding equity interests of USPI Holdings will be held by the USPI LLCs, (ii) the completion of an internal reorganization of certain subsidiaries of Tenet, as a result of which all of Tenet’s equity interests in its ambulatory surgery centers and imaging centers will be held by certain Tenet subsidiaries, and (iii) certain customary conditions, including, without limitation (A) receipt of the applicable stockholder approval, which approval was obtained by written consent, following execution and delivery of the Contribution and Purchase Agreement, (B) the expiration or early termination of the waiting period applicable to the consummation of the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (C) the receipt of certain third-party consents.

The Contribution and Purchase Agreement includes customary representations, warranties, covenants and termination provisions for each of Tenet, USPI Holdings, the USPI LLCs and NewCo. Among other things, USPI Holdings has agreed to conduct its business, and Tenet has agreed to cause its ambulatory surgery center and imaging center businesses to be conducted in the ordinary course of business consistent with past practice in all material respects until the Contribution and Purchase Transactions are consummated.

The foregoing description of the Contribution and Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Contribution and Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the press release issued by the Company on March 23, 2015 concerning the Contribution and Purchase Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Contribution and Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about USPI Holdings, Tenet, Newco or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Contribution and Purchase Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Contribution and Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Contribution and Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Contribution and Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Contribution and Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Contribution and Purchase Agreement, and not to provide investors with any other factual information regarding Tenet, NewCo or USPI Holdings or their respective businesses, subsidiaries or affiliates. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Tenet, NewCo, USPI Holdings or any of their respective businesses, subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Contribution and Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Contribution and Purchase Agreement, which subsequent information may or may not be fully reflected in Tenet’s or the registrant’s public disclosures. The Contribution and Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the registrant or Tenet that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Forward-Looking Statements

Certain statements in this document are “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations. However, actual results may differ materially from expectations due to the risks, uncertainties and other factors that affect Tenet’s business as well as the businesses of the counterparties to the agreements described in this Current Report on Form 8-K. These factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Contribution and Purchase Agreement; the failure to satisfy conditions to completion of the transactions contemplated by such agreement, including receipt of regulatory approvals; changes in the business or operating prospects of Tenet and USPI Holdings; changes in health care and other laws and regulations; economic conditions; adverse litigation or regulatory developments; and competition. We and Tenet provide additional information about these and other factors in the reports filed with the Securities and Exchange Commission, including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the annual reports on Form 10-K for the year ended December 31, 2014. We disclaim any obligation to update any forward-looking statement in this document, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Contribution and Purchase Agreement, dated March 23, 2015, by and among Tenet Healthcare Corporation, a Nevada corporation, USPI Group Holdings, Inc., a Delaware corporation, Ulysses JV Holding I LLC, a Delaware limited liability company, Ulysses JV Holding II LLC a Delaware limited liability company, and BB Blue Holdings, Inc., a Delaware corporation.

99.1	Press Release issued by the Company on March 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

Date: March 23, 2015

	By:	/s/ Jason B. Cagle
Jason B. Cagle
Senior Vice President and Chief Financial Officer
(Duly authorized to sign this report
on behalf of the Registrant)

EXHIBIT INDEX

Number	Description

2.1	Contribution and Purchase Agreement, dated March 23, 2015, by and among Tenet Healthcare Corporation, a Nevada corporation, USPI Group Holdings, Inc., a Delaware corporation, Ulysses JV Holding I LLC, a Delaware limited liability company, Ulysses JV Holding II LLC, a Delaware limited liability company, and BB Blue Holdings, Inc., a Delaware corporation.

99.1	Press Release issued by the Company on March 23, 2015.